DANMAR & ASSOCIATES, INC.
AND
JUHL ENERGY DEVELOPMENT, INC.

CONDENSED AND COMBINED FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED
MARCH 31, 2008 and 2007

DANMAR & ASSOCIATES, INC.
AND
JUHL ENERGY DEVELOPMENT, INC.

TABLE OF CONTENTS

PAGE

COMBINED FINANCIAL STATEMENTS

Condensed and Combined Balance Sheets	1

Condensed and Combined Statements of Operations	2

Condensed and Combined Statements of Cash Flows	3

Condensed Notes to Combined Financial Statements	4-7

DANMAR & ASSOCIATES INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED AND COMBINED BALANCE SHEETS

	March 31,	December 31,
	2008	2007
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$236,180	$131,255
Accounts Receivable	131,466	188,772
Unbilled Receivables	288,425	287,000
Deposit with Vendor	100,000	-
Prepaid Expenses	3,650	3,626
TOTAL CURRENT ASSETS	759,721	610,653

PROPERTY AND EQUIPMENT (Net)	131,071	135,024

TOTAL ASSETS	$890,792	$745,677

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$18,460	$29,280
Accrued Expenses	6,095	6,095
Deferred Revenue	128,858	32,367
TOTAL CURRENT LIABILITIES	153,413	67,742

STOCKHOLDERS' EQUITY
Common Stock;
DanMar & Associates Inc., $1 par value; 1,000 shares authorized, issued and outstanding	1,000	1,000
Juhl Energy Development Inc., $.01 par value; 1,000 shares authorized, issued and outstanding	10	10
Additional Paid-In Capital	110,297	104,859
Retained Earnings	626,072	572,066
TOTAL STOCKHOLDERS' EQUITY	737,379	677,935

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$890,792	$745,677

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED AND COMBINED STATEMENTS OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

	2008		2007
	(Unaudited)		(Unaudited)
REVENUE
Consulting Services	$64,543	39.19%	$42,017	28.77%
Windfarm Management	98,313	59.70	101,995	69.84
Other Operating Income	1,834	1.11	2,023	1.39
TOTAL REVENUE	164,690	100.00	146,035	100.00

OPERATING EXPENSES
General and Administrative Expenses	19,679	11.95	17,752	12.16
Payroll and Employee Benefits	42,629	25.88	35,337	24.20
Windfarm Management Expenses	47,819	29.04	22,583	15.46
TOTAL OPERATING EXPENSES	110,127	66.87	75,672	51.82
OPERATING INCOME	54,563	33.13	70,363	48.18

OTHER INCOME
Interest Income	-	0.00	90	0.06
Other Income	-	0.00	25	0.02
NET OTHER INCOME	-	0.00	115	0.08

NET INCOME	$54,563	33.13%	$70,478	48.26%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	2,000		1,000

NET INCOME PER SHARE - BASIC AND DILUTED	$27.28		$70.48

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES INC. AND JUHL ENERGY DEVELOPMENT INC.
CONDENSED AND COMBINED STATEMENTS OF CASH FLOWS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

	2008	2007
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$54,563	$70,478
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	7,544	7,596
Change in assets and liabilities, net of contributed company:
Accounts Receivable	75,352	74,654
Unbilled Receivables	(1,425)	(26,425)
Deposit with Vendor	(100,000)	-
Prepaid Expenses	(24)	(11)
Accounts Payable	(37,960)	(1,060)
Accrued Expenses	-	(4,750)
Deferred Revenue	96,491	(6,842)
NET CASH PROVIDED BY OPERATING ACTIVITIES	94,541	113,640

CASH FLOWS FROM INVESTING ACTIVITIES
Cash Received from Contributed Company	13,108	-
Payments for Property and Equipment	(2,167)	-
NET CASH USED IN INVESTING ACTIVITIES	10,941	-

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Shareholders	(557)	(165,388)
NET CASH USED IN FINANCING ACTIVITIES	(557)	(165,388)

NET INCREASE (DECREASE) IN CASH	104,925	(51,748)

CASH - BEGINNING OF YEAR	131,255	261,324

CASH - END OF YEAR	$236,180	$209,576

NONCASH INVESTING ACTIVITY

Equity Contribution of Net Assets and Liabilities of Common Owned Company by Shareholder	$5,438	$-

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The accompanying unaudited condensed interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company’s audited financial statements for the year ended December 31, 2007 and 2006, contained in Form 8-K of MH&SC, Inc., filed with the Securities and Exchange Commission on or around June 24, 2008.

In the opinion of management, the interim financial statements reflect all adjustments considered necessary for fair presentation. The adjustments made to these statements consist only of normal recurring adjustments. The results reported in these condensed interim financial statements should not be regarded as necessarily indicative of results that may be expected for the year ended December 31, 2008.

NATURE OF BUSINESS

DanMar and Associates, Inc. and Juhl Energy Development, Inc. (collectively “the Company”) are primarily involved in providing development, management, and consulting services to various windfarm projects throughout the Midwest. DanMar and Associates, Inc. was incorporated on January 1, 2003 and is located in Woodstock, Minnesota. In September 2007, DanMar & Associates, Inc, assigned certain development and management business to a newly formed corporation, Juhl Energy Development, Inc.

PRINCIPLES OF COMBINATION
The financial statements include the accounts of commonly owned DanMar & Associates, Inc. and Juhl Energy Development, Inc. All significant inter-company balances and transactions were eliminated in combination.

CASH
The Company maintains cash balances at one financial institution located in Minnesota. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At times throughout the year cash balances may exceed the FDIC insurance limits.

ACCOUNTS RECEIVABLE
Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral.

Trade accounts receivable are recorded at their estimated net realizable value, net of an allowance for doubtful accounts. The Company follows a policy of providing an allowance for doubtful accounts; however, based on historical experience, and its evaluation of the current status of receivables, the Company is of the belief that such accounts will be collectible in all material respects and thus an allowance is not necessary. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company's credit terms. Accounts considered uncollectible are written off.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could differ from those estimates. Revenue from the development agreements is a significant estimate based on a percentage of estimated project costs. The revenue from these agreements is adjusted to reflect actual costs incurred by the project upon the commercial operation date.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying values of cash, accounts receivable and accounts payable approximate their fair value.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

REVENUE RECOGNITION
The Company receives a down payment upon the acceptance of a development contract by the windfarm owner. With no work performed on the contract to date, the down payment is considered deferred revenue and is recognized over the estimated life of the contract. The Company recognizes additional revenue from development contracts upon completion of each of the two deliverables in the development contract. Revenue is recognized upon completion due to inherent uncertainties relating to the wind energy market. The first deliverable is the acceptance of the power purchase agreement (PPA) by the windfarm owner and power company. The compensation relating to the acceptance of the PPA is recognized on the date the PPA is executed. The second deliverable is the commercial operation date of the project. Revenue is recognized for this deliverable when the project becomes commercially operational according to the power company.

The Company has signed administrative services agreements with seven wind turbine projects to provide management and bookkeeping services. The administrative services agreements call for quarterly payments in advance of services rendered. The administrative services payments are carried as deferred revenue and recognized monthly as services are performed.

NET INCOME PER SHARE
Basic net income per share is computed by dividing combined net income by the weighted average number of combined common stock shares outstanding during the period. Diluted net income per share is computed by dividing net income by the weighted average number of common stock shares and common stock equivalents outstanding during the period. There were no common stock equivalents outstanding during the periods presented; accordingly, the Company’s basic and diluted net income per share is the same for all periods presented. The Company combines the weighted average of common stock shares outstanding for DanMar and Associates, Inc. and Juhl Energy Development, Inc. to determine total weighted common shares outstanding for reporting purposes of the combined entities. The common stock of both entities is similar in participation rights.

NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The Company adopted SFAS 157 as of January 1, 2008 except as noted below, and it did not have a material impact on its financial position and results of operations.

Relative to SFAS 157, the FASB issued FASB Staff Positions (FSP) 157-1 and 157-2. FSP 157-1 amends SFAS 157 to exclude SFAS No. 13, Accounting for Leases, (SFAS 13) and its related interpretive accounting pronouncements that address leasing transactions, while FSP 157-2 delays the effective date of the application of SFAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis.

The Company adopted SFAS 157 as of January 1, 2008, with the exception of the application of the statement to non-recurring nonfinancial assets and nonfinancial liabilities. The Company is currently evaluating the impact of SFAS 157 for non-financial assets and liabilities.

2.	COMMITMENTS AND CONTINGENCIES

Development Agreements
The Company enters into development agreements with third parties for the development of wind projects. The development agreements call for development fees ranging from 1% to 5% of the total project cost. The development fees are due in three installments. Ten percent is due at the development agreement signing. Another 40% is due at the signing of the PPA agreement, and the remaining 50% is due at the commercial operation date of the project. As of March 31, 2008, the Company was involved with various development agreements at different stages within the contracts. The Company was also involved with several new projects for which development agreements have not been signed.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

2.	COMMITMENTS AND CONTINGENCIES (Cont’d)

Management Agreements
The Company has three agreements in place for existing wind projects to perform management services for those projects. The agreements provide monthly management fees equal to 2% of the project’s gross sales. These agreements also provide payments for general and administrative fees, maintenance fees, and any other out-of-pocket expenses for the project. The contracts expire at various dates through 2015. The agreements may be terminated by the windfarm upon the last day of the month that is at least 30 days after the Company has received written notice of the intent to terminate the agreement.

Administrative Services Agreements
The Company has four agreements in place for existing wind projects to perform administrative services for those projects. These agreements provide quarterly payments in advance of services performed. Payments range from $4,500 to $5,000 per quarter, and will continue through the Change of Percentage Ownership Date, as defined by the administrative services agreements, and will be renewed annually without any additional action. The agreements may be terminated by the windfarm upon at least 90 days written notice to the Company.

3.	FAIR VALUE MEASUREMENTS

Effective January 1, 2008, we adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (SFAS 157), as it applies to our financial instruments, and Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 157 defines fair value, outlines a framework for measuring fair value, and details the required disclosures about fair value measurements. SFAS 159 permits companies to irrevocably choose to measure certain financial instruments and other items at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities.

Under SFAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market. SFAS 157 establishes a hierarchy in determining the fair value of an asset or liability. The fair value hierarchy has three levels of inputs, both observable and unobservable. SFAS 157 requires the utilization of the lowest possible level of input to determine fair value. Level 1 inputs include quoted market prices in an active market for identical assets or liabilities. Level 2 inputs are market data, other than Level 1, that are observable either directly or indirectly. Level 2 inputs include quoted market prices for similar assets or liabilities, quoted market prices in an inactive market, and other observable information that can be corroborated by market data. Level 3 inputs are unobservable and corroborated by little or no market data.

Except for those assets and liabilities which are required by authoritative accounting guidance to be recorded at fair value in our balance sheets, we have elected not to record any other assets or liabilities at fair value, as permitted by SFAS 159.

The Company has no assets and liabilities measured at fair value on a recurring basis that would require disclosure under this pronouncement.

4.	ACQUISITION OF COMMUNITY WIND DEVELOPMENT GROUP, LLC

Effective January 1, 2008, Community Wind Development Group, LLC’s net assets were contributed by a shareholder of the Company, totaling $5,438 and was recorded as an equity contribution. The assets and liabilities were recorded at their historic costs which approximate fair value. The operations of Community Wind Development are included in these financial statements from January 1, 2008 through March 31, 2008. The contributed assets and liabilities received by the Company are as follows:

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
CONDENSED NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE QUARTER ENDED MARCH 31, 2008 AND 2007

4.	ACQUISITION OF COMMUNITY WIND DEVELOPMENT GROUP, LLC (Cont’d)

Assets:
Cash	$13,108
Accounts Receivable	18,046
Equipment	1,423
Total Assets	$32,577

Liabilities:
Accounts Payable	$27,139
Total Liabilities	$27,139

Assets Contributed	$5,438

Included with the assets and liabilities listed above, is the right to continue developing projects already under a development agreement with Community Wind Development Group, LLC, and the right to continue negotiations with any project that has not signed a development agreement as of January 1, 2008.

5.	SUBSEQUENT EVENTS

In June 2008, the shareholders for DanMar and Associates, Inc. and Juhl Energy Development, Inc. transferred a portion of their shares to a Family Limited Partnership. Since the Family Limited Partnership is a disqualified S shareholder under the Internal Revenue Code and comparable state law, the two companies’ S elections are terminated effective the date of the transfer and the companies will be taxed as regular C Corporations from that date forward. This transaction had no effect on the total shares outstanding of either company.

In June 2008, the Company exchanged all of its outstanding shares of common stock in exchange for 15,250,000 shares of common stock of MH & SC, Inc., a public company. As a result of the exchange transaction (transaction), the Company is now a wholly-owned subsidiary of MH & SC, Inc. Following the closing of the transaction, pursuant to a purchase and sale agreement, MH & SC, Inc. sold all of the outstanding membership interests of its wholly-owned subsidiary, My Health & Safety Supply Company, LLC, an Indiana limited liability company, to its former CEO. This subsidiary was the only operational activities of MH & SC, Inc. In essence, the Company was merged into a shell company with no or nominal remaining operations; and no or nominal assets and liabilities.

In accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, the Company is considered the accounting acquirer in the exchange transaction. Because the Company owners as a group retained or received the larger portion of the voting rights in the combined entity and the Company’s senior management represents a majority of the senior management of the combined entity, the Company is considered the acquirer for accounting purposes and will account for the transaction as a reverse acquisition. The acquisition will be accounted for as a recapitalization, since at the time of the transaction, MH & SC, Inc. was a company with no or nominal operations, assets and liabilities. Consequently, the assets and liabilities and the historical operations that will be reflected in future consolidated financial statements will be those of the Company and will be recorded at its historical cost basis.

Concurrently with the transaction, the Company completed a private placement consisting of shares of newly-created series A convertible preferred stock, and detachable, five-year class A, class B and class C warrants to purchase shares of common stock at an exercise price of $1.25 (class A), $1.50 (class B) and $1.75 (class C) per share. In total, we sold 5,160,000 shares of our series A convertible preferred stock (convertible at any time into a like number of shares of common stock) and class A, class B and class C warrants to each purchase 2,580,000 shares of common stock, or an aggregate of 7,740,000 shares of common stock. We received gross proceeds of $5,160,000 and anticipate total offering costs to be approximately $660,000.